Exhibit 99.2

 First Quarter 2017 Earnings Results  April 25, 2017  POLARIS INDUSTRIES INC.

SAFE HARBOR & NON-GAAP MEASURES  2  Q1'17 Earnings  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2017 future sales, shipments, net income, and net income per share, and operational initiatives are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.This presentation contains certain non-GAAP financial measures, consisting of “adjusted” sales, gross profit, operating expenses, net income and net income per diluted share” as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of adjusted non-GAAP measures to reported GAAP measures are included in the appendix contained in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

POLARIS WE ARE POLARIS

NON-GAAP INFORMATION DISCLOSED IN THIS PRESENTATION

Key Definitions: Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses and impacts associated with the Victory Motorcycles® wind down

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results
(IN THOUSANDS, EXCEPT PER SHARE DATA; UNAUDITED)

Q1 2017	Reported GAAP Measures			Q1 2017 Adjustments[3]			Adjusted Measures		
	Q1 2017	Q1 2016	% Change	Victory Wind Down[1]	TAP[2]	Total	Q1 2017	Q1 2016	% Change
Sales									
ORV/Snowmobiles	$ 724,103	$ 708,103	2 %	—	—	—	$ 724,103	$ 708,103	2 %
Motorcycles	120,289	185,267	(35)%	$ 5,104	—	$ 5,104	125,393	185,267	(32)%
Global Adjacent Markets	91,555	74,109	24 %	—	—	—	91,555	74,109	24 %
Aftermarket	217,835	15,517	1,304 %	—	—	—	217,835	15,517	1,304 %
Total sales	**1,153,782**	**982,996**	**17 %**	**5,104**	**—**	**5,104**	**1,158,886**	**982,996**	**18 %**
Gross profit									
ORV/Snowmobiles	212,959	205,987	3 %	—	—	—	212,959	205,987	3 %
% of sales	*29.4 %*	*29.1%*	*+32 bps*				*29.4%*	*29.1%*	*+32 bps*
Motorcycles	(19,881)	27,259	(173)%	38,563	—	38,563	18,682	27,259	(31)%
% of sales	*(16.5)%*	*14.7%*	*-3,124 bps*				*14.9%*	*14.7%*	*+19 bps*
Global Adjacent Markets	28,098	20,383	38 %	—	—	—	28,098	20,383	38 %
% of sales	*30.7 %*	*27.5%*	*+319 bps*				*30.7%*	*27.5%*	*+319 bps*
Aftermarket	41,564	4,699	785 %	—	12,897	12,897	54,461	4,699	1,059 %
% of sales	*19.1 %*	*30.3%*	*-1,120 bps*				*25.0%*	*30.3%*	*-528 bps*
Corporate	(20,249)	(10,750)		—	—	—	(20,249)	(10,750)	
Total gross profit	**242,491**	**247,578**	**(2)%**	**38,563**	**12,897**	**51,460**	**293,951**	**247,578**	**19 %**
Gross profit %	*21.0 %*	*25.2%*	*(417) bps*				*25.4%*	*25.2%*	*+17 bps*
Operating expenses	241,832	189,930	27 %	(6,017)	(3,303)	(9,320)	232,512	189,930	22 %
Other expense, net	11,608	81	NM	(13,000)	—	(13,000)	(1,392)	81	NM
Net income (loss)	**$ (2,911)**	**$ 46,889**	**(106)%**	**$ 41,021**	**$ 10,183**	**$ 51,204**	**$ 48,293**	**$ 46,889**	**3 %**
Diluted EPS	**$ (0.05)**	**$ 0.71**	**(107)%**	**$ 0.64**	**$ 0.16**	**$ 0.80**	**$ 0.75**	**$ 0.71**	**6 %**

Adjustments:
(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel
(2) Represents adjustments for TAP acquisition inventory step-up and TAP integration expenses
(3) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.
2017 Adjusted Guidance: 2017 guidance excludes the pre-tax effect of TAP inventory step-up purchase accounting of approx. $15 million, acquisition integration costs of approx. $15 million, manufacturing network realignment costs of approx. $10-$15 million and the impacts associated with the Victory wind down which is estimated to be in the range of $70 to $90 million in 2017. 2017 adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.

Q1'17 Earnings 3

Scott W. Wine, Chairman & CEO  First Quarter 2017 Earnings Results  April 25, 2017 POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

Q1 SUMMARY

Financial results ahead of expectations amidst weak powersports industry

ORV retail sales momentum improved in Q1

- *RANGER*/GENERAL growth accelerated; *RZR* down as expected; PII promo high, as is industry
- Overall market share stabilizing

Indian Motorcycle® retail up 11% with ongoing share gains

- Victory up over 60%; Slingshot weakness continues

Adjacent Markets, Aftermarket (including TAP), and International all positive

Adjusted Gross Margins improved slightly – pressured by warranty costs

- Enhanced Safety & Quality improvements
- Huntsville ramp-up on track; enabled consolidation of smaller facilities

VIP delivering solid results; working >1,500 projects; 25 >$1 million each

Product innovation pipeline improving

Q1 SLIGHTLY AHEAD OF PLAN – FULL YEAR TRACKING AS EXPECTED

Q1'17 Earnings 5

POLARIS
WE ARE POLARIS

Q1 2017 SALES AND INCOME

Q1 2017 Adjusted* Sales


($ millions)
+18%
$983.0
$1,158.9
Q1 2016 Reported
Q1 2017 Adjusted*

Q1 2017 Adjusted* Net Income


($ millions)
+3%
$46.9
$48.3
Q1 2016 Reported
Q1 2017 Adjusted*

Q1 2017 adjusted* sales and adjusted* net income finished ahead of expectations

- Acquisition of Transamerican Auto Parts (TAP) added $202 million of sales in Q1 2017
- Q1 2016 includes Victory sales of $46 million
- ORV/Snowmobile sales up 2%; Motorcycles down 32%; Global Adjacent Markets up 24%; Aftermarket up significantly (TAP)

Adjusted* earnings reported at $0.75 per diluted share, up 6% from prior year

- Adjusted* gross profit margin up slightly; ⬆ VIP, ⬆ product mix, ⬆ acquisitions, ⬇ warranty; ⬇ promo

* See Non-GAAP Reconciliation on Slide #3

RESULTS SLIGHTLY AHEAD OF EXPECTATIONS

Q1'17 Earnings
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POLARIS WE ARE POLARIS

N.A. POWERSPORTS RETAIL SALES

Polaris Retail Sales


Year-Over-Year Retail % Change
(units)
+6%
-7%
-9%
-4%
-6%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Q1'17 Retail Sales by Business (vs. Q1'16)

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	⬇ mid-single digits %	⬇ mid-single digits %*
Side-by-Sides	⬇ low-single digits %	
ATVs	⬇ low-double digits %	
Motorcycles (900cc & above)	⬇ mid-single digits %	⬇ mid-single digits %
Snowmobiles (season-end Mar'17)	⬇ low-double digits %	⬇ mid-single digits %

*estimated

Polaris N.A. retail down 6% for Q1 2017 vs. Q1 2016, ahead of expectations

- Indian Motorcycle retail was up 11% against the successful launch of Indian Springfield Q1 LY
- ORV retail down; tough comparables, but ATV share positive, SxS share loss slowing

North American Industry retail down mid-single digits %

- Oil & gas/ag industry remains challenged

RETAIL SALES CHOPPY; ORV IMPROVING

Q1'17 Earnings 7

POLARIS WE ARE POLARIS

N.A. DEALER INVENTORY

Polaris N.A. Total Dealer Inventory


Year-Over-Year Change (units)
Q1'17
-8%
2017 YE
expectations
~flat vs. LY
2015
2016
2017
2015
2016
2017
Q1
YEAR-END

Q1 Total N.A. Dealer Inventory


-10%
+3%
-2%
+1%
-8%
Q1 2016
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q1 2017

Polaris Q1 2017 N.A. dealer inventory down 8% vs. Q1 2016

- ORV down 9%, improved mix
- Motorcycles up, as expected, new products
- Snowmobiles down season ending 3/31/17, in spite of unseasonably warm weather

SxS RFM implementation in process internally

DEALER INVENTORY AT HEALTHY LEVELS HEADING INTO PEAK SELLING SEASON

Q1'17 Earnings 8

PRODUCT RECALL UPDATE  Enhanced Quality & Safety Processes  QUALITY AND SAFETY PROCESS/PROCEDURES MATURING  Q1'17 Earnings  9  Recall repair completion rates at all-time highs RZR 900/1000 & RZR turbo >75% Quality and Safety Organization Established baseline metrics Measuring/analyzing daily Implementing new standards/processes throughout organization Continuing our commitment to safety Rigorous DFMEA* & PFMEA** processes have been developed and are being implemented  *DFMEA – Design Failure Mode and Effects Analysis **PFMEA – Production Failure Mode and Effects Analysis  Improving Quality & Safety Capabilities and Systems

10 Q1'17 Earnings Strategic Objectives  >$8 Billion by 2020  12% CAGR  >10% of Sales by 2020   13% CAGR  Best in Powersports PLUS 5-8% annual organic growthGrowth through Adjacencies >$2B from acquisitions & new marketsGlobal Market Leadership >33% of Polaris revenueLEAN Enterprise is Competitive Advantage Significant Quality, Delivery & Cost ImprovementStrong Financial Performance Sustainable, profitable growth Net Income Margin >10% Vision & Strategy Remain Unchanged, Financial Goals Under Review  = Under Review

Mike Speetzen, EVP Finance & CFO  First Quarter 2017 Earnings Results  April 25, 2017 POLARIS INDUSTRIES INC.

POLARIS
WE ARE POLARIS

2017 FULL YEAR SALES GUIDANCE

Total Company Sales Guidance (unchanged)


($ millions)
$4,517
+10% to +13%
$4,950 to $5,100
2016 Actual
2017 Guidance

Powersports market remains weak

Organic* revenue expectations unchanged +1% to -1%

TAP FY'17 = incremental $665 to $690, unchanged

Victory wind down / FX = ~($175)

* Organic revenue excludes TAP, Victory sales and the effects of FX

Segment Sales Guidance (unchanged)


Down low-single digits %
PG&A
Snow
ORV
ORV/Snow Reclassified(1)
Down low-double digits %(2)
PG&A
Indian Slingshot
Motorcycles Reclassified(1)
Up low-single digits %
PG&A
W&T/Defense
Global Adjacent Markets
Up Significantly
Aftermarket Reclassified(1)

(1) Full Year 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up low-double digits %" in 2017 after adjusting for Victory wholegood sales reported in 2016

FULL YEAR SALES GUIDANCE REMAINS UNCHANGED

Q1'17 Earnings
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POLARIS
WE ARE POLARIS

2017 FULL YEAR GUIDANCE – ADJUSTED* EPS

Adjusted* Earnings Per Share Guidance (unchanged)

(diluted)


+22% to +29%
$4.25 to $4.50
$3.48
2016 Adjusted*
2017 Adjusted* Guidance

- \+ $120M non-recurring warranty, legal and other recall related costs
- \+ TAP accretive in 2017 approx. 25¢ to 30¢
- \+ VIP positive
- – Higher R&D expense
- – Higher promotional costs
- – Higher variable compensation costs
- – Negative FX impact

*See slide #3 for discussion regarding non-GAAP adjustments excluded from 2017 guidance

Other 2017 Expectations (unchanged)

Gross Margins: increase up to 180 bps

Adjusted operating expenses: increase mid-teens % (slight increase as a % of sales)

- *Increased R&D – up mid-teens %; quality & innovation*
- *Higher variable compensation costs*
- *TAP operating expense*

Income from financial services: down ~10% due to lower dealer inventory levels

Interest expense: more than double due to TAP acquisition funding

Income taxes: approximately 34.5% of pretax profits

Supplemental:

- International sales: about flat with 2016
- PG&A: up low-single digits %
- Diluted shares outstanding: approximately flat

Q1'17 Earnings
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POLARIS WE ARE POLARIS

GROSS PROFIT MARGIN GUIDANCE

Adjusted* Gross Profit Q1 2017


25.2%
+17 bps
25.4%
Q1 2016
Adjusted*
Q1 2017

- ⬆ Product Mix
- ⬆ VIP
- ⬆ Acquisitions
- ⬇ Promos / Incentives
- ⬇ Warranty

Adjusted GM by Segment	Q1 2016	Q1 2017
ORV/Snow	29.1%	29.4%
Motorcycles*	14.7%	14.9%
Adjacent Markets	27.5%	30.7%
Aftermarket*	30.3%	25.0%

Adjusted* Gross Profit 2017 Guidance


Increase up
to ~180 bps
FY 2017 Adjusted*
Guidance

- ⬆ VIP
- ⬆ One-time warranty
- ⇨ Product mix
- ⬇ Safety & Quality feature adds
- ⬇ Promos / Incentives
- ⬇ FX

GM by Segment	2017 Expectations
ORV/Snow	⬆
Motorcycles	⬆
Adjacent Markets	⇨
Aftermarket	⬆

*See slide #3 for discussion regarding non-GAAP adjustments excluded from 2017 guidance

KEY: ⬆ Improvement ⬇ Headwind ⇨ Neutral

Q1 2017 GROSS MARGIN IMPROVEMENT DRIVEN PRIMARILY BY VIP & PRODUCT MIX

Q1'17 Earnings 14

POLARIS
WE ARE POLARIS

OFF-ROAD VEHICLES (ORV) / SNOWMOBILES

Q1 2017 ORV/Snow Segment Sales

($ millions)


$708.1
PG&A
Snow
ORV
Q1 2016
Reclassified(1)
2%
$724.1
PG&A
Snow
ORV
Q1 2017
% Δ
13%
3%
Flat

ORV flat in Q1 2017 vs. Q1 2016

Oil & gas/Ag remains weak

PG&A up 13%; increased part sales

ORV average selling price up 1% in Q1'17

<u>2017 Guidance</u>: Down low-single digits %

Overall ORV industry weak

Promotional levels remain elevated

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments


XP
1000
RANGER
MY'17 RANGER XP® 1000

REGAINING FOOTING AS LEADING POWERSPORTS MANUFACTURER

Q1'17 Earnings
15

POLARIS
WE ARE POLARIS

MOTORCYCLES

Q1 2017 Motorcycles Adjusted* Segment Sales

($ millions)


$185.3
PG&A
Victory
Indian Slingshot
Q1 2016 Reclassified(1)
↓32%
$125.4
PG&A
Indian Slingshot
Q1 2017 Adjusted*
% Δ
↓8%
↓35%

Motorcycle shipments down 32%, as adjusted*

Victory sales in 2016 were $46 million

Indian shipments up

Slingshot sales constricted by recall

Average selling price, excluding Victory, was down 1% in Q1 – product mix

<u>2017 Guidance</u>: Down low-double digits %*

On a comparable basis, motorcycle expectations is "Up low-double digits %" in 2017 after adjusting for Victory wholegood sales reported in 2016

Overall motorcycle market remains weak



MY'17 Indian® Chieftain® Elite

* See Non-GAAP Reconciliation on Slide #3

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

CONTINUED MARKET SHARE GAINS FOR INDIAN MOTORCYCLE

Q1'17 Earnings
16

31%  22% GLOBAL ADJACENT MARKETS (GAM)  Q1 2017 GAM Segment Sales GAM  24% due to Taylor-Dunn® acquisition and Government & Defense Average selling price for GAM was up 3% in Q1’17 GEM®, MRZR® and Work vehicle production consolidating into existing facilities 2017 Sales Guidance: Up low-single digits %  DEFENSE, AIXAM AND TAYLOR-DUNN DRIVING INCREASE IN Q1  Q1'17 Earnings  17  24%$91.6  PG&A  $74.1  PG&A  % ∆  W&T /Defense  W&T /Defense  ($ millions)  Taylor-Dunn® Bigfoot

POLARIS
WE ARE POLARIS

AFTERMARKET

Q1 2017 Aftermarket Segment Sales

($ millions)


Significantly
$217.8
Other Aftermarket Brands
TAP
$202.0
$15.5
Q1 2016
Reclassified*
Q1 2017

- TAP added $202 million to Q1 sales
- Integration on plan, moving Pro Armor® production to TAP facility
- <u>2017 Sales Guidance</u>: Up significantly from a full year of TAP sales (unchanged)


4 WHEEL PARTS
Transamerican
AUTO PARTS

PRO ARMOR · Klim · KOLPIN · TRAIL TECH · 509

*2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

TAP PERFORMING WELL; INTEGRATION ON TRACK

Q1'17 Earnings
18

POLARIS WE ARE POLARIS

2017 POLARIS FINANCIAL POSITION

Cash Drivers

($ millions)


$127
+$51
-$36
-$38
+$34
-$22
+$21
$137
Cash YE 2016
Operating Activities
Dividends
Capex
Borrowings
Share Repurchase
Other
Cash Q1 2017

Capital Summary March 2017

($ millions)

		Variance to Mar 2016
Cash	$ 137	-6%
Debt /Capital Lease Obligations	$1,178	+121%
Shareholders' Equity	$ 836	-10%
Total Capital	$2,014	+38%
Debt to Total Capital	*58%*	*+22 bps*

Operating Cash Flow

($ millions)


$139
-63%
$51
$572
Down significantly
Q1 2016
Q1 2017
YE 2016
YE 2017 Expectations

Q1 2017 Summary

Operating cash flow down, as expected

Factory inventory up sequentially from Q4, ahead of Spring selling season

FY 2017 Expectations

Cap Ex expected to be lower than 2016

Operating cash flow expected to be down significantly – timing of accrual payments and Victory wind down

FINANCIAL POSITION UNCHANGED – SOLID

Q1'17 Earnings 19

POLARIS
WE ARE POLARIS

INCOME FROM FINANCIAL SERVICES

Income from Financial Services

($ millions)


5%
$19.5
$20.4
Retail Financing
Wholesale Credit
Retail Financing
Wholesale Credit
Other
Q1 2016
Q1 2017

Wholesale Credit PA Receivables

($ millions)


$1,282
10%
$1,156
Q1 2016
Q1 2017

Retail Credit


Approval Rate
Penetration Rate
57%
59%
40%
31%
Q1 2016
Q1 2017
Q1 2016
Q1 2017

Polaris Acceptance (PA) receivables down, in-line with dealer inventory

Q1 income from financial services up – extended service contracts

FY 2017 Guidance: Income from financial services down about 10%, unchanged

PORTFOLIO REMAINS HEALTHY

Q1'17 Earnings
20

Scott W. Wine, Chairman & CEO  First Quarter 2017 Earnings Results April 25, 2017 POLARIS INDUSTRIES INC.

22 Q1'17 Earnings CLOSING COMMENTS Decent start to an important year ORV poised for improvement: Advances in innovation, inventory, sales & marketing focus Indian momentum continues into Spring selling season Enhanced quality and safety process maturing TAP represents solid growth potential POSITIVE START TO THE YEAR

Thank You Questions? POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

Q1 2017 SUPPLEMENTAL SALES PERFORMANCE

Core Parts, Garments & Accessories (PG&A)*

Q1 Sales ↑13% to 178.8 Million


Snowmobiles
10%
ORV
69%
11%
Motorcycles
10%
Global Adjacent
Markets (GAM)


Accessories
47%
Parts
51%
2%
Apparel

*Based on GAAP reporting; does not include Aftermarket

International**

Q1 Sales ↑2% to $166.2 Million


ORV /
Snow
56%
17%
Motorcycles
27%
Global Adjacent
Markets (GAM)
Δ from
Q1'16
GAM
↑10%
Motorcycles
↓13%
ORV/
Snow
↑ 4%
Q1 2017


EMEA
71%
Asia
Pacific
17%
12%
Latin
America
Δ from
Q1'16
LA
0%
AP
↑13%
EMEA
0%
Q1 2017

**Based on GAAP reporting

Q1'17 Earnings 24

25 Q1'17 Earnings